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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):  January 22, 2007

             CARNIVAL CORPORATION                                     CARNIVAL PLC
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  (Exact name of registrant as specified                (Exact name of registrant as specified
              in its charter)                                        in its charter)


              REPUBLIC OF PANAMA                                    ENGLAND AND WALES
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(State or other jurisdiction of incorporation)       (State or other jurisdiction of incorporation)

                    1-9610                                               1-15136
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           (Commission File Number)                              (Commission File Number)


                  59-1562976                                            98-0357772
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     (I.R.S. Employer Identification No.)                   (I.R.S. Employer Identification No.)

            3655 N.W. 87TH AVENUE                                   CARNIVAL HOUSE,
          MIAMI, FLORIDA 33178-2428                               5 GAINSFORD STREET,
           UNITED STATES OF AMERICA                                LONDON, SE1 2NE,
                                                                    UNITED KINGDOM
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    (Address of principal executive offices)               (Address of principal executive offices)
                 (Zip code)                                             (Zip code)

               (305) 599-2600                                     011 44 20 7940 5381
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        (Registrant's telephone number,                      (Registrant's telephone number,
              including area code)                                  including area code)

                   NONE                                                    NONE
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 (Former name or former address, if changed              (Former name or former address, if changed
            since last report)                                       since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.   DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On January 22, 2007, Laura Weil was appointed to the Carnival Corporation & plc boards of directors. Ms. Weil will also serve on the audit committees of each of the boards of directors. Ms. Weil has a diverse background in retail management with an emphasis on finance and information technology. Most recently, she served as chief operating officer and executive vice president of AnnTaylor Stores Corporation, a publicly traded women's apparel company with $2.1 billion in annual revenues. Prior to that, Ms. Weil was chief financial officer and executive vice president at American Eagle Outfitters, a NASDAQ-traded clothing retailer. She also worked at R.H. Macy & Co., where she was vice president - finance and chief financial officer - credit operations. Ms. Weil has also held numerous posts within the banking industry, including Oppenheimer & Co. and Lehman Bros., both based in New York. She currently serves on the board of Ultra Stores Corporation, a privately held jewelry retailer based in Chicago.

         Ms. Weil will be entitled to the compensation we offer our other outside directors, including annual retainers, attendance fees and equity compensation in the form of options to acquire shares of Carnival Corporation common stock, restricted stock or restricted stock units. For more information on the compensation of our directors, please refer to our disclosures under the heading "Director Compensation and Stock Ownership Guidelines" in our Annual Proxy Statement.

         A copy of the press release announcing Ms. Weil's appointment is attached hereto as exhibit 99.1, and is hereby incorporated by reference.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

99.1         Press release, dated January 23, 2007.




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


CARNIVAL CORPORATION                            CARNIVAL PLC


/s/ Arnaldo Perez                               /s/ Arnaldo Perez
-----------------------------                   -----------------------------
Name:  Arnaldo Perez                            Name:  Arnaldo Perez
Title: Senior Vice President,                   Title: Senior Vice President,
       General Counsel and                             General Counsel and
       Secretary                                       Company Secretary

Date:  January 26, 2007                         Date:  January 26, 2007





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                                 EXHIBIT LIST



EXHIBIT           DESCRIPTION
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99.1              Press release, dated January 23, 2007.